UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2019

TUCOWS INC

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	TradingSymbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 5.07.               Submission of Matters to a Vote of Security Holders.

Tucows Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 9, 2019. The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on July 26, 2019, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1. Election of Directors

The Company’s shareholders voted upon and elected the following nominees to serve on the Company’s Board of Directors for a term of one year expiring at the 2020 Annual Meeting of Shareholders.

Director	For	Authority Withheld
Allen Karp	5,349,946	217,138
Elliot Noss	5,497,168	69,916
Erez Gissin	5,369,035	198,049
Jeffery Schwartz	5,468,588	98,496
Rawleigh Ralls	5,472,431	94,653
Robin Chase	5,504,633	62,451
Brad Burnham	5,551,901	15,183

There were 1,440,817 broker non-votes with respect to the election of directors.

2. Ratification of Appointment of Independent Auditors

The Company’s shareholders voted upon and ratified the appointment of KPMG LLP as the independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2019

For	Against	Abstain
6,943,078	38,451	26,372

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Davinder Singh
Davinder Singh Chief Financial Officer

Dated: September 10, 2019